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                                                            UNITED STATES
                                                 SECURITIES AND EXCHANGE COMMISSION
                                                       WASHINGTON, D.C. 20549

                                                              FORM 8-K
                                                           CURRENT REPORT

                                                   Pursuant to Section 13 or 15(d)
                                               Of the Securities Exchange Act of 1934


                                  Date of Report (Date of Earliest Event Reported): March 31, 2004


                                                     THE PHOENIX COMPANIES, INC.
                                       (Exact Name of Registrant as Specified in Its Charter)

               Delaware                                        1-16517                                        06-1599088
    (State or other jurisdiction of                    (Commission File Number)                       (I.R.S. Employer I.D. Number)
            Incorporation)


                                              One American Row, Hartford, CT 06102-5056
                                              (Address of Principal Executive Offices)
                                                             (Zip Code)

                                                           (860) 403-5000
                                        (Registrant's Telephone Number, including area code)
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 4, 2004, The Phoenix Companies, Inc. made available on its website its Financial Supplement for the quarter ended March 31, 2004. This is furnished as Exhibit 99.1 hereto.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

             The following exhibit is furnished herewith:

             Exhibit 99.1 The Phoenix Companies, Inc. Financial Supplement for the quarter ended March 31, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                                                              THE PHOENIX COMPANIES, INC.


Date: May 6, 2004                                             By: /s/ Scott R. Lindquist
                                                                  -------------------------------------------------
                                                              Name:    Scott R. Lindquist
                                                              Title: Senior Vice President and Chief Accounting Officer
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